                                                                    EXHIBIT 10.2

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                          SALE AND SERVICING AGREEMENT

                                      among

                                CHEVY CHASE HOME

                                LOAN TRUST 20___-_

                                     Issuer,

                            CHEVY CHASE BANK, F.S.B.

                                    Servicer

                                       and

                                [NAME OF SELLER]
                                    as Seller

                    Dated as of __________________ ___, 20___

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                                Table of Contents

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
ARTICLE I             Definitions.................................................................................1

     Section 1.1.     Definitions.................................................................................1
     Section 1.2.     Other Definitional Provisions..............................................................18
     Section 1.3.     Interest Calculations......................................................................18

ARTICLE II            Conveyance of Mortgage Loans...............................................................19

     Section 2.1.     Conveyance of Mortgage Loans...............................................................19
     Section 2.2.     Acceptance by Trustee......................................................................21
     Section 2.3.     [Intentionally Omitted]....................................................................21
     Section 2.4.     Representation and Warranties of the Seller Regarding the Mortgage Loans...................21
     Section 2.5.     Substitution of Mortgage Loans.............................................................27

ARTICLE III           Administration and Servicing of Mortgage Loans.............................................28

     Section 3.1.     Duties of Servicer.........................................................................28
     Section 3.2.     Collection and Allocation of Mortgage Loan Payments........................................28
     Section 3.3.     Withdrawals from each Collection Account...................................................30
     Section 3.4.     Maintenance of Hazard Insurance; Property Protection Expenses..............................31
     Section 3.5.     Maintenance of Mortgage Impairment Insurance Policy Error! Bookmark not defined.
     Section 3.6.     Fidelity Bond..............................................................................31
     Section 3.7.     Management and Realization Upon Defaulted Mortgage Loans...................................32
     Section 3.8.     Trustee to Cooperate.......................................................................32
     Section 3.9.     Servicing Fee..............................................................................33
     Section 3.10.    Servicer's Certificate.....................................................................33
     Section 3.11.    Annual Statement as to Compliance; Notice of Default.......................................33
     Section 3.12.    Annual Independent Certified Public Accountants' Report....................................34
     Section 3.13.    Access to Certain Documentation and Information Regarding Mortgage Loans...................34
     Section 3.14.    Servicer Expenses..........................................................................34
     Section 3.15.    Advances by the Servicer...................................................................35
     Section 3.16.    Optional Purchase of Defaulted Mortgage Loans..............................................35
     Section 3.17.    Superior Liens.............................................................................35
     Section 3.18.    Payment of Taxes, Insurance and Other Charges..............................................36
     Section 3.19.    Appointment of Subservicer.................................................................36

ARTICLE IV            Distributions; Reserve Account; Statements to Certificateholders and Noteholders...........37

     Section 4.1.     Establishment of Trust Accounts............................................................37
     Section 4.2.     [Intentionally omitted]....................................................................39
     Section 4.3.     Application of Collections.................................................................39
     Section 4.4.     Additional Deposits........................................................................39
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                                       -i-

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
     Section 4.5.     Distributions..............................................................................39
     Section 4.6.     Reserve Account............................................................................41
     Section 4.7.     [Intentionally Omitted]....................................................................41
     Section 4.8.     Statements to Certificateholder and Noteholders............................................41
     Section 4.9.     Net Deposits...............................................................................42

ARTICLE V             The Seller.................................................................................42

     Section 5.1.     Representations of Seller..................................................................42
     Section 5.2.     Corporate Existence........................................................................44
     Section 5.3.     Liability of Seller; Indemnities...........................................................44
     Section 5.4.     Merger or Consolidation of, or Assumption of the Obligations of Seller.....................45
     Section 5.5.     Limitation on Liability of Seller and Others...............................................46
     Section 5.6.     Seller May Own Certificates or Notes.......................................................46

ARTICLE VI            The Servicer...............................................................................46

     Section 6.1.     Representations of Servicer................................................................46
     Section 6.2.     Indemnities of Servicer....................................................................48
     Section 6.3.     Merger or Consolidation of, or Assumption of the Obligations of, Servicer..................48
     Section 6.4.     Limitation on Liability of Servicer and Others.............................................49
     Section 6.5.     Chevy Chase Bank, F.S.B. Not To Resign as Servicer.........................................49

ARTICLE VII           Default....................................................................................50

     Section 7.1.     Servicer Default...........................................................................50
     Section 7.2.     Appointment of Successor...................................................................51
     Section 7.3.     Payment of Servicing Fee...................................................................52
     Section 7.4.     Notification to Noteholders and Certificateholders.........................................52
     Section 7.5.     Waiver of Past Defaults....................................................................52

ARTICLE VIII          Termination................................................................................52

     Section 8.1.     Optional Purchase of All Mortgage Loans....................................................52

ARTICLE IX            Administrative Duties of the Servicer......................................................53

     Section 9.1.     Administrative Duties......................................................................53
     Section 9.2.     Records....................................................................................55
     Section 9.3.     Additional Information To Be Furnished to the Issuer.......................................55

ARTICLE X             Miscellaneous Provisions...................................................................55

     Section 10.1.    Amendment..................................................................................55
     Section 10.2.    Protection of Title to Trust...............................................................56
     Section 10.3.    Notices....................................................................................58
     Section 10.4.    Assignment.................................................................................59
     Section 10.5.    Limitations on Rights of Others............................................................59
     Section 10.6.    Severability...............................................................................59
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                                      -ii-

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
     Section 10.7.    Separate Counterparts......................................................................59
     Section 10.8.    Headings...................................................................................59
     Section 10.9.    Governing Law..............................................................................59
     Section 10.10.   Assignment to Trustee......................................................................59
     Section 10.11.   Nonpetition Covenant.......................................................................59
     Section 10.12.   Limitation of Liability of Owner Trustee and Trustee.......................................60
     Section 10.13.   Independence of the Servicer...............................................................60
     Section 10.14.   No Joint Venture...........................................................................60

                                    EXHIBITS

Exhibit A   Mortgage Loan Schedule
Exhibit B   Form of Monthly Certificateholder Statement
Exhibit C   Form of Monthly Noteholder Statement
Exhibit D   Form of Servicer's Certificate
Exhibit E   Form of Request for Release

                  SALE AND SERVICING AGREEMENT dated as of _______, __ _______, among CHEVY CHASE HOME LOAN TRUST 20____-_, a Delaware statutory trust (the "Issuer"), [NAME OF SELLER], a limited liability corporation organized under the laws of [State of Organization] (the "Seller") and CHEVY CHASE BANK, F.S.B., as servicer (the "Servicer").

                  WHEREAS, the Issuer desires to purchase a portfolio of mortgage loans from the Seller;

                  WHEREAS, the Seller has purchased such mortgage loans from Chevy Chase Bank, F.S.B. and is willing to sell such mortgage loans to the Issuer; and

                  WHEREAS, the Servicer is willing to service such mortgage loans.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

                  Section 1.1. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

                  "Accrual Period" means as to any Simple Interest Loan and Monthly Payment, the period commencing from and after the date through which interest was last paid up to but excluding the date of receipt of such Monthly Payment. As to any Actuarial Loan and Monthly Payment, the period from and including a Due Date for such Actuarial Loan to but excluding the succeeding Due Date.

                  "Actuarial Loan" means a Mortgage Loan for which the relative application of each Monthly Payment to interest and principal is based on the period between Due Dates and not on the timing of receipt of such Monthly Payment.

                  "Aggregate Net Losses" means with respect to a Due Period, the aggregate principal balance of all Mortgage Loans newly designated during such Due Period as Liquidated Mortgage Loans minus Liquidation Proceeds collected during such Due Period with respect to all Liquidated Mortgage Loans.

                  "Agreement" means this Sale and Servicing Agreement, as the same may be amended and supplemented from time to time.

                  "ARM" means a Mortgage Loan which is serviced as an Actuarial Loan and the Mortgage Rate of which is subject to adjustment on each Change Date by reference to the Index, subject to rounding and the Periodic Cap, the applicable Lifetime Cap and the applicable Lifetime Floor.

                  "Assignment of Mortgage" means, with respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Issuer, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

                  "Available Principal" means with respect to any Distribution Date, the sum of the following amounts without duplication: (a) that portion of all collections on the Mortgage Loans allocable to principal in respect of the preceding Due Period; (b) Liquidation Proceeds attributable to the principal amount of Mortgage Loans which became Liquidated Mortgage Loans during the preceding Due Period in accordance with the Servicer's customary servicing procedures; and (c) to the extent attributable to principal, the Purchase Price of each Mortgage Loan repurchased by the Seller or purchased by the Servicer during the preceding Due Period; provided, however, that in calculating the Available Principal, all payments and proceeds (including Liquidation Proceeds) of any Mortgage Loans repurchased by the Seller or purchased by the Servicer the Purchase Price of which has been included in the Available Principal in a prior Due Period shall be excluded.

                  "Basic Documents" means the Certificate of Trust, the Trust Agreement, the Indenture, the Depository Agreements and other documents and certificates delivered in connection therewith.

                  "Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York or _____________ are required or authorized by law to be closed.

                  "Certificate" means a Trust Certificate (as defined in the Trust Agreement).

                  "Certificate Balance" equals, initially, $___________ and, thereafter, equals the initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders.

                  "Certificate Distribution Account" has the meaning assigned to such term in the Trust Agreement.

                  "Certificate Rate" means ______% per annum.

                  "Certificateholder" has the meaning assigned to such term in the Trust Agreement.

                  "Certificateholders' Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificateholders' Interest Distributable Amount and the Certificateholders' Principal Distributable Amount.

                  "Certificateholders' Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Certificateholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Certificateholders' Interest Carryover

Shortfall on such preceding Distribution Date, over the amount in respect of interest at the Certificate Rate that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus interest on such excess, to the extent permitted by law, at the Certificate Rate from and including such preceding Distribution Date to but excluding the current Distribution Date.

                  "Certificateholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date and the Certificateholders' Interest Carryover Shortfall for such Distribution Date.

                  "Certificateholders' Monthly Interest Distributable Amount" means, with respect to any Distribution Date, 30 days of interest (or, in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding such Distribution Date) at the Certificate Rate on the Certificate Balance on the immediately preceding Distribution Date, after giving effect to all payments of principal to the Certificateholders on or prior to such Distribution Date (or, in the case of the first Distribution Date, the Certificate Balance on the Closing Date).

                  "Certificateholders' Monthly Principal Distributable Amount" means, with respect to any Distribution Date, the Certificateholders' Percentage of the Principal Distribution Amount or, with respect to any Distribution Date on or after the Distribution Date on which the outstanding principal balance of the Class A-___ Notes is reduced to zero, 100% of the Principal Distribution Amount (less any amount required on the first such Distribution Date to reduce the outstanding principal balance of the Class A-___ Notes to zero, which shall be deposited into the Note Distribution Account).

                  "Certificateholders' Percentage" means 100% minus the Noteholders' Percentage.

                  "Certificateholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Certificateholders' Monthly Principal Distributable Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such current Distribution Date.

                  "Certificateholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Distribution Date and the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Certificate Final Scheduled Distribution Date, the principal required to be distributed to Certificateholders will include the lesser of (a) any payments of principal due and remaining unpaid on each Mortgage Loan in the Trust as of _________ __, ____ or (b) the portion of the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce the Certificate Balance to zero, in either case after giving effect to any required distribution of the Noteholders' Principal Distributable Amount to the Note Distribution Account. In addition, on any Distribution Date on which, after giving effect to all distributions to the Servicer, the Noteholders and the

Certificateholders on such Distribution Date, (i) the outstanding principal balance of the Notes is zero and (ii) the amount on deposit in the Reserve Account is equal to or greater than the Certificate Balance, Certificateholders' Principal Distributable Amount shall include an amount equal to such Certificate Balance.

                  "Change Date" means the date on which the Mortgage Rate of each ARM is subject to adjustment, which date is the Due Date set forth in the related Mortgage Note and every twelfth Due Date thereafter.

                  "Charge-off Rate" means, with respect to a Due Period, the Aggregate Net Losses with respect to the Mortgage Loans expressed, on an annualized basis, as a percentage of the average of (x) the Pool Balance on the last day of the immediately preceding Due Period and (y) the Pool Balance on the last day in such Due Period.

                  "Civil Relief Act" means the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  "Closing Date," means ___________ __, _____.

                  "Collection Account" means the account designated as such, established and maintained pursuant to Section 3.2(c).

                  "Cutoff Date" means _____________ __, 20____.

                  "Cutoff Date Principal Balance" means with respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-Off Date (or as of the applicable date of substitution with respect to an Eligible substitute mortgage Loan pursuant to Section 2.2 or 2.4).

                  "Debt Service Reduction" means with respect to any Mortgage Loan, a reduction by a court of competent jurisdiction of the Monthly Payment due on such Mortgage Loan.

                  "Defective Mortgage Loan" means any Mortgage Loan subject to repurchase or substitution pursuant to Section 2.2 or 2.4.

                  "Delinquency Percentage" means, with respect to a Due Period, the ratio of (a) the outstanding principal balance of all outstanding Mortgage Loans 60 days or more delinquent (which amount shall include mortgage Loans in respect of Mortgaged Properties that have been repossessed but not yet sold or otherwise liquidated) as of the last day of such Due Period, determined in accordance with the Servicer's normal practices, divided by (b) the outstanding principal balance of all Mortgage Loans on the last day of such Due Period.

                  "Delivery" when used with respect to Trust Account Property means:

                  (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9.105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Trustee or its nominee or custodian by physical delivery to the Trustee or its nominee or custodian endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Trustee or its nominee or custodian, or
         (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the Seller and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (b) with respect to any securities issued by the U.S. Treasury, FHLMC or by FNMA that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the
         UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee or its nominee or custodian of the purchase by the Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

                  (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Trustee or its nominee or custodian.

                  "Depository Agreements" mean the Certificate Depository Agreement and the Note Depository Agreement.

                  "Determination Date" means, with respect to any Distribution Date, the lath day of the month of such Distribution Date or, if such ___ day is not a Business Day, the preceding Business Day.

                  "Distribution Date" means, with respect to each Due Period, the 25th day of the following month, or if such day is not a Business Day, the immediately following Business Day, commencing on ________ __, 20___.

                  "Due period" means a calendar month, except with respect to the first Due Period, which shall be the period from the Cutoff Date to __________ __, 20___. Any amount stated "as of the close of business on the last day of a Due Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (1) all applications of collections and (2) all distributions to be made on the immediately following Distribution Date.

                  "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution (other than the Seller or any affiliate of the Seller) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

                  "Eligible Institution" means a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (1) has (A) either a long-term senior unsecured debt rating of [AAA] or a short-term senior unsecured debt or certificate of deposit rating of [A-1+] or better by [Standard & Poor's] and (B) (1) a long-term senior unsecured debt rating of [Al] or better and (2) a short-term senior unsecured debt rating of [P1] or better by [Moody's], or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation. If so qualified, the Owner Trustee or the Trustee may be considered an Eligible Institution.

                  "Eligible Investments" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution
         Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from [Standard & Poor's of A-1+ and from Moody's of P1];

                  (c) commercial paper (including commercial paper of the Seller or any Affiliate of the Seller) having, at the time of the investment or contractual commitment to invest therein, a rating from [Standard & Poor's of A-1+ and from Moody's of P1];

                  (d) investments in money market funds (including funds for which the Seller, the Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor) having a rating from [Standard & Poor's of AAA-m or AAAm-G and from Moody's of Aaa];

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above; and

                  (g) any other investment which would not cause either Rating Agency to downgrade or withdraw its then current rating of any class of Notes or the Certificates.

                  "Eligible Substitute Mortgage Loan" means a Mortgage Loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance not in excess of and not more than 5% less. than the Principal Balance of the Defective Mortgage Loan; (ii) have a current Mortgage Rate not less than the Mortgage Rate of the Defective Mortgage Loan and not more than 1% in excess of the Mortgage Rate of such Defective Mortgage Loan; (iii) have a mortgage of the same or higher level of lien priority as the Mortgage relating to the Defective Mortgage Loan at the time such Mortgage was transferred to the Trust; (iv) have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (v) comply with each representation and warranty set forth in Section 2.4 (deemed to be made as of the date of substitution); and (vi) have an original Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan; (vii) be an ARM if the Defective Mortgage Loan was an ARM; and (viii) if an ARM, use the same index, have the same Periodic Cap, have a Lifetime Cap and a Gross Margin no less than, those of the Defective Mortgage Loan.

                  "FHLMC" means Federal Home Loan Mortgage Corporation or any successor thereto.

                  "Final Scheduled Distribution Date" means with respect to [List Class(es) of Notes and their Respective Final Scheduled Distribution Dates].

                  "Final scheduled Maturity Date" means ________________ __,
____.

                  "First Lien" means, with respect to any Mortgage Loan which is a second priority lien, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

                  "Fitch" means Fitch Ratings or its successors.

                  "FNMA" means Federal National Mortgage Association or any successor thereto.

                  "Foreclosure Profits" means, with respect-to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of the related Net Liquidation Proceeds exceeds (ii) the related Principal Balance (plus accrued and unpaid interest thereon at the applicable Mortgage Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

                  "Gross Margin" means, with respect to each ARM, the number of basis points set forth in the related Mortgage Note which is added to the Index to determine the Mortgage Rate on the related Change Date, subject to rounding and the Periodic Cap and the applicable Lifetime Cap and the applicable Lifetime Floor.

                  "GP Interest" means the __% interest in the Trust held by __________________, a ____________, pursuant to the Trust Agreement.

                  "Indenture" means the Indenture dated as of _____________ ___, 20___, between the Issuer and the Trustee, as the name may be amended and supplemented from time to time.

                  "Index" means [the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board and most recently available as of the date 45 days before each Change Date].

                  "Insolvency Event" means, with respect to a specified Person,
(a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver (including any receiver appointed under the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended), liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

                  "Insurance Proceeds" means proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan, or amounts required to be paid by the Servicer pursuant to Section 3.5, net of any component thereof
(i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

                  "Interest Distribution Amount" means, with respect to any Distribution Date, the sum of the following amounts without duplication: (a) that portion of all collections on the Mortgage Loans allocable to interest in respect of the preceding Due Period; (b) Liquidation Proceeds attributable to interest on the Mortgage Loans which became Liquidated Mortgage Loans during the preceding Due Period in accordance with the Servicer's customary servicing procedures; (c) the Purchase Price of each Mortgage Loan that became a Purchased Mortgage Loan during the preceding Due Period to the extent attributable to accrued interest on such Mortgage Loan; (d) Recoveries for such Due Period and
(e) Investment Earnings for such Distribution Date; provided, however, that in calculating the Interest Distribution Amount, all payments and proceeds (including Liquidation Proceeds) of any Purchased Mortgage Loans the Purchase Price of which has been included in the Interest Distribution Amount in a prior Due Period shall be excluded.

                  "Investment Earnings" means, with respect to any Distribution Date, the investment earnings (net of Losses and investment expenses) on amounts on deposit in the Trust Accounts and the Certificate Distribution Account to be deposited into the Collection Account on such Distribution Date pursuant to
Section 4.1(b).

                  "Issuer" means Chevy Chase Home Loan Trusts 20____-_.

                  "Lien" means a security interest, lien, charge, pledge or encumbrance of any kind, other than tax liens, mechanics' liens and any liens which attach to the respective Mortgage Loan by operation of law as a result of any act or omission by the related Mortgagor.

                  "Lifetime Cap" means the provision in the Mortgage Note for each ARM which limits the maximum Mortgage Rate over the life of such ARM to ___ basis points greater than the Mortgage Rate on the date of origination of such ARM.

                  "Lifetime Floor" means the provision in the Mortgage Note for each ARM which limits the minimum mortgage Rate over the life of such ARM to the Mortgage Rate on the date of origination of such ARM.

                  "Liquidated Mortgage Load" means, an to any Distribution Date, any Mortgage Loan with respect to which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Due Period that all Liquidation Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

                  "Liquidation Proceeds" means proceeds (including Insurance Proceeds) received in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise.

                  "Loan-to-Value Ratio" means the fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the original Value of the related Mortgaged Property.

                  "Monthly Advance" means an advance made by the Servicer pursuant to Section 3.15 hereof.

                  "Monthly Payment" means the scheduled monthly payment of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan.

                  "Moody's" means Moody's Investors Service, Inc., or its successor.

                  "Mortgage" means the mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

                  "Mortgage File" means the mortgage documents listed in Section 2.1(b) pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  "Mortgage Loan" means a mortgage loan transferred and assigned to the Trustee pursuant to Section 2.1 or Section 2.4 and held as a part of the Trust, an identified in the Mortgage Loan Schedule.

                  "Mortgage Loan Schedule" means with respect to any date, the schedule of Mortgage Loans included in the Trust on such date. The initial schedule of Mortgage Loans as of the Cutoff Date is the schedule set forth herein as Exhibit A, which schedule sets forth as to each Mortgage Loan (i) the Cut-Off Date Principal Balance, (ii) the account number, (iii) the original principal amount, (iv) the Loan-to-Value Ratio as of the date of the origination of the related Mortgage Loan, (v) the Due Date, (vi) the current Mortgage Rate,
(vii) the first date on which a Monthly Payment is due under the mortgage Note,
(viii) the original stated maturity date of the Mortgage Note, (ix) the remaining number of months to maturity as of the Cutoff Date, (x) the State in which the related Mortgaged Property is situated,
(xi) the type of property, (xii) the lien status, (xiii) a code indicating whether the Mortgage Loan is an ARM, and (xiv) for each ARM, the Gross Margin and the Mortgage Rate at origination.]

                  "Mortgage Note" means the originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under the related Mortgage Loan.

                  "Mortgaged Property" means the land and improvements securing the indebtedness of a Mortgagor under the related Mortgage Loan.

                  "Mortgagor" means the obligor or obligors on a Mortgage Note.

                  "Net Liquid on Proceeds" means, with respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of unreimbursed servicing Fees, unreimbursed Servicing Advances and Monthly Advances with respect thereto.

                  "Net Rate" means, with respect to any Mortgage Loan as to any day, the Mortgage Rate less the related Servicing Fee Rate.

                  "Nonrecoverable Advances" means, with respect to any Mortgage Loan, (i) any Monthly Advance previously made and not reimbursed pursuant to
Section 3.2(c) or 3.3(ii), or (ii) a servicing Advance or Monthly Advance proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith business judgment of the Servicer, will not or, in the case of a proposed advance, would not be ultimately recoverable pursuant to Sections 3.2(c) or 3.3(ii).

                  "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 4.1.

                  "Noteholders' Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount.

                  "Noteholders' Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Distribution Date, to the extent permitted by law, at the respective Interest Rate borne by each class of Notes from such preceding Distribution Date through the current Distribution Date.

                  "Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Noteholders' Interest Carryover Shortfall for such Distribution Date.

                  "Noteholders' Monthly Interest Distributable Amount" means, with respect to any Distribution Date, the product of (i)(A) in the case of the Class A-1 Notes, the product of the Interest Rate for such class and a fraction, the numerator of which is the number of days elapsed from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date and the denominator of which is 360 and (B) in the case of each other class of Notes, one-twelfth of the Interest Rate for such class (or, in the case of the first Distribution Date, the Interest Rate for such class multiplied by a fraction, the numerator of which is the number of days elapsed from and including the Closing Date to but excluding such Distribution Date and the denominator of which is 360) and (ii) the outstanding principal balance of the Notes of such class on the immediately preceding Distribution Date, after giving effect to all distributions of principal to Noteholders of such class on such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

                  "Noteholders' Monthly Principal Distributable Amount" means, with respect to any Distribution Date, the Noteholders' Percentage of the Principal Distribution Amount.

                  "Noteholders' Percentage" means 100% until the point in time at which [List Class(es) of Notes] have been paid in full and zero thereafter.

                  "Noteholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account.

                  "Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholder's Monthly Principal Distributable Amount for such Distribution Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Notes. In addition, on the Final Scheduled Distribution Date of each class of Notes, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of such class of Notes to zero.

                  "Officers' Certificate" means a certificate signed by (a) the chairman of the board, the president, the vice chairman of the board, any executive vice president, any senior vice president or any vice president and
(b) a cashier, assistant cashier, secretary or assistant secretary of the Seller or the Servicer, as appropriate, provided that no one person may sign in a capacity fulfilling both clause (a) and clause (b).

                  "Opinion of Counsel" means one or more written opinions of counsel who may be an employee of or counsel to the Seller or the Servicer, which counsel shall be acceptable to the Trustee, the Owner Trustee or the Rating Agencies, as applicable.

                  "Original Pool Balance" means the Pool Balance as of the Cutoff Date which is $ ______.

                  "Original Value" means the value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lower of the value of such property set forth in an appraisal acceptable to the originator of the Mortgage Loan or the sales price of such property at the time of origination or, in the case of a refinancing, the value of such property set forth in an appraisal acceptable to the originator.

                  "Owner Trust Estate" has the meaning assigned to such term in the Trust Agreement.

                  "Owner Trustee" means ____________________, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

                  "Payahead" on a Actuarial Mortgage Loan means the amount, as of the close of business on the last day of a Due Period, computed in accordance with Section 4.3 with respect to such Mortgage Loan.

                  "Payahead Account" means the account designated as such, established and maintained pursuant to Section 4.1(d)(ii).

                  "Payahead Balance" on a Actuarial Mortgage Loan means the sum, as of the close of business on the last day of a Due Period, of all Payaheads made by or on behalf of the Mortgagor with respect to such Actuarial Mortgage Loan, as reduced by applications of previous Payaheads with respect to such Actuarial Mortgage Loan, pursuant to Sections 4.3 and 4.4.

                  "Periodic Cap" means the provision in the Mortgage Note for each ARM which limits increases or decreases in the Mortgage Rate on each Change Date to ___ basis points.

                  "Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "Physical Poverty" has the meaning assigned to such term in the definition of "Delivery" above.

                  "Pool Balance" as of the close of business on the last day of a Due Period means the aggregate Principal Balance of the Mortgage Loans (excluding Purchased Mortgage Loans and Liquidated Mortgage Loans).

                  "Primary Mortgage Insurance Policy" means the certificate of primary mortgage insurance relating to a particular Mortgage Loan, or any replacement policy therefor.

                  "Principal Balance" means as to any Mortgage Loan other than a Liquidated Mortgage Loan and any day, the related Cut-Off Date Principal Balance (or unpaid principal balance as of the date of substitution), minus all collections credited against the Principal Balance of any such Mortgage Loan. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related

Mortgage Loan immediately prior to the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.

                  "Principal Distribution Amount" means, with respect to any Distribution Date, the sum of the following amounts, without duplication, in respect of the preceding Due Period: (a) that portion of all collections on mortgage Loans (including, with respect to Actuarial Loans, amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account) allocable to principal, (b) Liquidation Proceeds attributable to the principal amount of mortgage Loans which became Liquidated Mortgage Loans during such Due Period in accordance with the Servicer's customary servicing procedures, plus the amount of Realized Losses with respect to such Liquidated Mortgage Loans, (c) to the extent attributable to principal, the Purchase Price of each Mortgage Loan that became a Purchased Mortgage Loan during ouch Due Period and (d) on the Final Scheduled Distribution Date for the Certificates, any amounts advanced by the Servicer on such Final Scheduled Distribution Date with respect to principal on the Mortgage Loans; provided, however, that in calculating the Principal Distribution Amount the following will be excluded:
(i) amounts received on Actuarial Mortgage Loans to the extent that the Servicer has previously made an unreimbursed Precomputed Advance of principal, (ii) Liquidation Proceeds with respect to a particular Actuarial Mortgage Loan to the extent of any unreimbursed Precomputed Advances of principal, (iii) all payments and proceeds (including Liquidation Proceeds) of any Purchased Mortgage Loans the Purchase Price of which has been included in the Principal Distribution Amount in a prior Due Period and (iv) Recoveries.

                  "Purchase Price" means as to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.2 or 2.4, an amount equal to the sum of (i) the unpaid Principal Balance thereof, (ii) the greater of (a) all unpaid accrued interest thereon and (b) 30 days' interest thereon, computed at the applicable mortgage Rate and (iii) any unreimbursed Servicing Advances with respect to such Mortgage Loan; provided, however, that if at the time of repurchase the Seller or an Affiliate is the Servicer, the amount described in clause (ii) shall be computed at the Net Rate.

                  "Purchased Mortgage Loan" means a Mortgage Loan purchased as of the close of business on the last day of a Due Period by the Servicer pursuant to Section 3.16 or repurchased by the Seller pursuant to Section 2.2.

                  "Rating Agency" means Moody's, Standard & Poor's, Fitch and/or any other rating agency requested by the Seller or an affiliate thereof to rate the Notes and/or the Certificates. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Trustee, the Owner Trustee and the Servicer.

                  "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof (or such shorter period as shall be acceptable to the Rating Agencies) and that neither of the Rating Agencies shall have notified the Seller, the Servicer, the Owner Trustee or the Trustee in writing that such action will, in and of itself, result in a reduction or withdrawal of the then current rating of any class of Notes, or the Certificates.

                  "Realized Losses" means the excess of the Principal Balance of any Liquidated Mortgage Loan over Liquidation Proceeds to the extent allocable to principal.

                  "Recoveries" means, with respect to any Liquidated Mortgage Loan, monies collected in respect thereof, from whatever source, during any Due Period following the Due Period in which such Mortgage Loan became a Liquidated Mortgage Loan, net of the sum of any amounts expended by the Servicer for the account of the Mortgagor and any amounts required by law to be remitted to the Mortgagor.

                  "REO Property" means a Mortgaged Property that is acquired by the Servicer on behalf of the Trustee in foreclosure or by deed-in-lieu of foreclosure.

                  "Released Mortgaged Property Proceeds" means, as to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which are not released to the Mortgagor in accordance with applicable law, mortgage servicing standards the Servicer would use in servicing mortgage loans for its own account and this Agreement.

                  "Reserve Account" means the account designated as such, established and maintained pursuant to Section 4.1.

                  "Reserve Account Initial Deposit" means, with respect to the Closing Date, $________.

                  "Reserve Account Transfer Amount" means an amount equal to the lesser of (i) the amount of cash or other immediately available funds on deposit in the Reserve Account on such Distribution Date (before giving effect to any withdrawals therefrom relating to such Distribution Date) or (ii) the amount, if any, by which (x) the sum of the Total Servicing Fee, the Noteholders' Interest Distributable Amount, the Certificateholders' Interest Distributable Amount, the Noteholders' Principal Distributable Amount and the Certificateholders' Principal Distributable Amount for such Distribution Date exceeds (y) the sum of the Interest Distribution Amount and the Available Principal for such Distribution Date.

                  "Seller" means [Name of Seller], a limited liability company, as the seller of the Mortgage Loans, and each successor to [Name of Seller] (in the same capacity) to the extent permitted hereunder.

                  "Servicer" means Chevy Chase Bank, F.S.B., the servicer of the Mortgage Loans, and each successor to Chevy Chase Bank, F.S.B., (in the same capacity) pursuant to Section 6.3 or 7.2.

                  "Servicer Default" means an event specified in Section 7.1.

                  "Servicer's Certificate" means an officers' Certificate of the Servicer delivered pursuant to Section 3.10, substantially in the form of Exhibit D.

                  "Servicing Advances" means all reasonable and customary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (iv) compliance with the obligations under sections 3.4, 3.7 or 3.19 and (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 3.17.

                  "Servicing Compensation" means the servicing Fee, the Supplemental Servicing Fee and any other amounts to which the servicer is entitled pursuant to Section 3.9.

                  "Servicing Fee" has the meaning specified in Section 3.9.

                  "Servicing Fee Rate" means _____% per annum.

                  "Simple Interest Loan" means any Mortgage Loan as to which, pursuant to the Mortgage Note related thereto, interest is calculated on the basis of the outstanding principal balance of the Mortgage Loan multiplied by the applicable Mortgage Rate and further multiplied by a fraction, of which the numerator is the number of days in the period elapsed since the date to which interest was paid and the denominator is the number of days in the annual period for which interest accrues on such Mortgage Loan, and the Monthly Payment received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance.

                  "Specified Reserve Account Balance" means, with respect to (i) any Distribution Date prior to the Distribution Date on which the Outstanding Amount of the Class A-1 Notes has been paid in full, $________________ and (ii) any Distribution Date on or after the Distribution Date on which the outstanding Amount of the Class A- Notes has been paid in full the greater of (a) ______% of the sum of the aggregate outstanding principal amount of each class of Notes plus the outstanding Certificate Balance on such Distribution Date (after giving effect to all payments on the Notes and distributions with respect to the Certificates to be made on such Distribution Date); or (b) ____% of the sum of the aggregate initial principal of the Notes plus the initial Certificate Balance except that, if on any Distribution Date (x) the average of the Charge-off Rates for the three preceding Due Periods exceeds _____% or (y) the average of the Delinquency Percentages for the three preceding Due Periods exceeds ______%, then the Specified Reserve Account Balance shall be an amount equal to ____% of the sum of the aggregate outstanding principal amount of each class of Notes and the aggregate outstanding Certificate Balance on such Distribution Date (after giving effect to all payments on the Notes and distributions with respect to the Certificates to be made on such Distribution
Date).

                  "Standard & Poor's" means Standard & Poor's Ratings Group, or its successor.

                  "Supplemental Servicing Fee" means the fee payable to the Servicer for certain services rendered during the respective Due Period, determined pursuant to and defined in Section 3.9.

                  "____________________" means __________________________ in its individual capacity and not as Servicer.

                  "Total Servicing Fee" means with respect to each Distribution Date the Servicing Fee for the related Due Period and all accrued and unpaid Servicing Fees for prior Due Periods.

                  "Total Distribution Amount" means, for each Distribution Date, the sum of (i) the Interest Distribution Amount (ii) the Available Principal and
(iii) the Reserve Account Transfer Amount, in each case in respect of such Distribution Date; provided, however, that if on the Class A-1 Final Scheduled Distribution Date, the Total Distribution Amount (as defined above) would be insufficient to pay the Total Servicing Fee, Noteholders' Interest Distributable Amount, Certificateholders' Interest Distributable Amount and the Noteholders' Principal Distributable Amount for such Distribution Date, then the Total Distribution Amount for such Distribution Date will include, in addition to the Total Distribution Amount (as defined above), an amount, up to the amount necessary to pay any such items, of the Interest Distribution Amount and the Available Principal on deposit (or, if the conditions specified in Section 3.2(c) have been satisfied, that would have been required to have been deposited but for the satisfaction of such conditions) in the Collection Account on the Determination Date relating to such Class A-1 Final Scheduled Distribution Date which would have constituted the Interest Distribution Amount or Available Principal, as the case may be, for the Due Period relating to the succeeding Distribution Date and the Interest Distribution Amount and Available Principal, as the case may be, for such succeeding Distribution Date will be reduced accordingly.

                  "Transfer Date" means, with respect to any Distribution Date, the Business Day preceding such Distribution Date.

                  "Trust" means the Issuer.

                  "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, and all proceeds of the foregoing.

                  "Trust Accounts" has the meaning assigned thereto in
Section 4.1.

                  "Trust Agreement" means the Trust Agreement dated as of ______________ __, _____, between the Seller and the Owner Trustee, as the same may be amended and supplemented from time to time.

                  "Trust Officer" means, (i) in the case of the Trustee, any Officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and (ii) in the case of the Owner Trustee, any officer in the corporate trust office of the Owner Trustee with direct responsibility for the administration of this Agreement or any of the Basic Documents on behalf of the owner Trustee.

                  "Trustee" means the Person acting as Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

                  Section 1.2.  Other Definitional Provisions.

                  (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture, or, if not defined therein, in the Trust Agreement.

                  (b) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

                  (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

                  (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  Section 1.3. Interest Calculations. All calculations of interest hereunder that are made in respect of the Principal Balance of a Simple Interest Loan shall be made on the basis of the actual number of days in an Accrual Period and a year assumed to consist of 365 days. All calculations of interest in respect of the Principal Balance of an Actuarial Loan or in respect of the Notes or the Certificates shall be made on the basis of a 360-day year consisting of twelve 30-day months. The calculation of the Servicing Fee shall be made on the basis of the actual number of days in an Accrual Period and a year assumed to consist of 365 days.

                                   ARTICLE II

                          Conveyance of Mortgage Loans

                  Section 2.1. Conveyance of Mortgage Loans. (a) In consideration of the Issuer's delivery to or upon the order of the Seller on the Closing Date of the net proceeds from the sale of the Notes and the certificates and the other amounts to be distributed from time to time to the Seller in accordance with the terms of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations herein):

                  (A) all right, title and interest of the Seller in and to the Mortgage Loans, and all moneys received thereon, on or after the Cutoff Date;

                  (B) all right, title and interest of the Seller in the security interests in the Mortgaged Properties granted by Mortgagors pursuant to the Mortgage Loans and any other interest of the Seller in the Mortgaged Properties;

                  (C) the interest of the Seller in any proceeds with respect to the Mortgage Loans from claims on any physical damage, theft, credit life or disability insurance policies covering Mortgaged Properties or Mortgagors;

                  (D) all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account, in the Trust Accounts, including the Reserve Account Initial Deposit, and in all investments and proceeds thereof (including all income thereon); and

                  (E) the proceeds of any and all of the foregoing.

                  In connection with such transfer, assignment and conveyance by the Seller, the Seller shall deliver to, and deposit with the Trustee, on or before the Closing Date, the following documents or instruments with respect to each Mortgage Loan (the "Related Documents"):

                  (i) The original Mortgage Note, with all prior and intervening endorsements showing a complete chain of endorsements from the originator of the Mortgage Loan to the Person so endorsing the Mortgage Loan to the Trustee, endorsed by such Person "Pay to the order of _______________________, as Trustee for Chevy Chase Home Loan Trust 20____-_ without recourse" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer;

                  (ii) Any of: (1) the original Mortgage, and related power of attorney, if any, with evidence of recording thereon, (2) a copy of the Mortgage and related power of attorney, if any, certified as a true copy of the original Mortgage or power of attorney by a Responsible Officer of the Seller or by the closing attorney by facsimile or manual signature, or by an officer of the title insurer or agent of the title insurer that issued the related title insurance policy if the original has been transmitted for recording until such time as the original is returned by the public recording office or (3) a copy of the Mortgage and related power of attorney, if any, certified by the public recording office;

                  (iii) The original Assignment of mortgage in recordable form, to "__________________, as Trustee for Chevy Chase Home Loan Trust 20____-_". Any such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties in the same county, if permitted by applicable law;

                  (iv) The original lender's policy of title insurance or a true copy thereof, or if such original lender's title insurance policy has been lost, a copy thereof certified by the appropriate title insurer to be true and complete, or if such lender's title insurance policy has not been issued as of the Closing Date, a marked up commitment (binder) to issue such policy;

                  (v) All intervening assignments, if any, showing a complete chain of assignments from the originator to the Seller, including any recorded warehousing assignments, with evidence of recording thereon, certified by a Responsible Officer of the Seller by facsimile or manual signature as a true copy of the original of such intervening assignments; and

                  (vi) originals of all assumption, written assurance, substitution and modification agreements, if any.

                  In instances where the original recorded Mortgage cannot be delivered by the Seller to the Trustee prior to or concurrently with the execution and delivery of this Agreement due to a delay in connection with recording, the Seller may in lieu of delivering such original recorded mortgage, deliver to the Trustee a copy thereof, provided that the Seller certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor. In all such instances, the Seller will deliver or cause to be delivered the original recorded Mortgage to the Trustee promptly upon receipt of the original recorded mortgage but in no event later than one year after the Closing Date.

                  (b) The Trustee agrees, for the benefit of the Noteholders and the Certificateholders, within 90 days after execution and delivery of this Agreement, to review the Mortgage Files to ascertain that all required documents set forth in paragraphs (A) - (E) of Section 2.1(a) have been executed and received, and that the Mortgage Notes have been endorsed as set forth in section 2.1(a), and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule and in so doing the Trustee may rely on the purported due execution and genuineness of any signature thereon. If within such 90-day period the Trustee finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in said Mortgage Loan Schedule or, if in the course of its review, the Trustee determines that such Mortgage File is otherwise defective in any material respect, the Trustee shall promptly upon the conclusion of its review notify the Seller, and the Seller shall have a period of 90 days after such notice within which to correct or cure any such defect.

                  (c) The Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided in Section 2.1(b). Without limiting the effect of the preceding sentence, in reviewing any Mortgage File pursuant to such subsection, the Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded, but shall not be required to determine whether any Person executing any document is authorized to do so or whether any signature thereon is genuine.

                  Section 2.2. Acceptance by Trustee. The Trustee hereby acknowledges, subject to the review and period for delivery provided for in
Section 2.1, its receipt of the Mortgage Files, and declares that the Trustee holds and will hold such documents and all amounts received by it thereunder and hereunder in trust, upon the terms herein set forth, for the use and benefit of all present and future Noteholders and Certificateholders. If the Seller is given notice under Section 2.1(c) above and if the Seller does not correct or cure such omission or defect within the 90-day period specified in Section 2.1(c) above, the Seller shall substitute one or more Eligible Substitute Mortgage Loans therefor as provided in Section 2.5 hereof or purchase such Mortgage Loan from the Trustee on the Determination Date in the month following the month in which such 90-day period expired at the Purchase Price of such mortgage Loan. The Purchase Price for the purchased Mortgage Loan shall be deposited in the Collection Account no later than the applicable Determination Date or the Business Day preceding the expiration of such 90-day period, as the case may be, and, upon receipt by the Trustee of written notification of such deposit signed by an officer of the Seller, the Trustee shall release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller or its designee any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Seller to cure, substitute for or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy against the Seller respecting such defect or omission available to the Issuer, the Owner Trustee, the Trustee, the Noteholders or the Certificateholders.

                  The Servicer, promptly following the transfer of (i) a Defective Mortgage Loan from or (ii) an Eligible Substitute Mortgage Loan to the Trust pursuant to this Section and Section 2.5, as the case may be, shall amend the Mortgage Loan Schedule and make appropriate entries in its general account records to reflect such transfer and the addition of any Eligible Substitute Mortgage Loan, if applicable.

                  Section 2.3.  [Intentionally Omitted].

                  Section 2.4. Representation and Warranties of the Seller Regarding the Mortgage Loans. (a) The Seller represents and warrants to the Issuer as follows as of the Closing Date:

                  (i)      the information set forth in the Mortgage Loan
         Schedule in Exhibit A hereto with respect to the Mortgage Loans was and will be true and correct in all material respects at the date or dates respecting which such information is furnished;

                  (ii) the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, if required by law in the jurisdiction where the Mortgaged Property is located, the substance of which waiver, alteration or modification is reflected on the Mortgage Loan Schedule and the Mortgage File for such Mortgage Loan contains a true, accurate and complete copy of each such waiver, alteration and modification;

                  (iii) except as otherwise set forth in the Mortgage Loan Schedule, the Mortgage File for each Mortgage Loan contains a true, accurate and complete copy of each of the documents contained in such Mortgage File, including all amendments, modifications and, if applicable, waivers and assumptions that have been executed in connection with such Mortgage Loan, and except as reflected in the Mortgage File, the Mortgage Loan Schedule for such Mortgage Loan, such Mortgage Loan has not been further modified or amended;

                  (iv) immediately prior to the transfer to the Issuer, the Seller is the sole owner of beneficial title and holder of each mortgage and mortgage Note relating to the Mortgage Loans free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Seller has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell or assign the same pursuant to this Agreement;

                  (v) each Mortgage is a valid and enforceable first lien or junior lien (as to which all prior liens are being assigned) on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimus PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, not yet due and payable, covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan and (iii) such other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (vi) as of the Cutoff Date, no payment of principal of or interest on or in respect of any Mortgage Loan is more than ___ days past due;

                  (vii) there is no mechanic's lien or claim for work, labor or materials affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in clause (x) below;

                  (viii) as of the Cutoff Date, no Mortgage Loan has been delinquent for ______ days or more during the preceding 12 months, and there is no delinquent tax or assessment lien against the property subject to any Mortgage;

                  (ix) there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

                  (x) the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or, to the best of the Seller's knowledge, threatened for the total or partial condemnation of any Mortgaged Property;

                  (xi) a lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to FNMA or FHLMC, was issued on the date of the origination of each related Mortgage Loan by a title insurance company acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Seller and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Mortgage Loan. The Seller is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

                  (xii) in the event the mortgage constitutes a deed of trust, either a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage or if no duly qualified trustee has been properly designated and so serves, the Mortgage contains satisfactory provisions for the appointment of such trustee by the holder of the Mortgage at no cost or expense to such holder, and no fees or expenses are or will become payable by Issuer to the trustee under the deed of trust, except in connection with a trustee's sale after default by the mortgagor;

                  (xiii) as of the Cutoff Date, the Mortgage Loans had the characteristics described in the Mortgage Loan Schedule for such Mortgage Loans;

                  (xiv) the original principal amount of each Mortgage Loan is not more than ____% of the Original Value; except as otherwise set forth in the Mortgage Loan Schedule, each mortgage Loan for which the original principal balance of the related Mortgage Note exceeded 80% of the original Value is covered by a Primary Mortgage Insurance Policy issued by a private mortgage insurer insuring against default under the Mortgage Note in an amount at least equal to the excess of such outstanding principal amount over 75% of such original Value until the principal balance of such Mortgage Loan is reduced below 80% of the original Value or, based upon a new appraisal, the principal balance of such Mortgage Loan represents less than 80% of the new appraised value. Each FHA insurance policy or VA guaranty relating to each FHA/VA insured/guaranteed Mortgage Loan is current, in full force and effect and may be assigned by the Seller to the Issuer at no cost to the Issuer;

                  (xv) there has been no fraud, misrepresentation or dishonesty with respect to the origination or servicing of any Mortgage Loan or which has resulted or may result in the exclusion from, denial of or defense to coverage under any Primary Mortgage Insurance Policy;

                  (xvi) upon origination of each Mortgage Loan, the originator received an appraisal with respect to each Mortgaged Property which conformed to all FNMA requirements, and a true, accurate and complete copy of such appraisal is contained in the Mortgage File;

                  (xvii) on the basis of a representation by the Mortgagor at the time of origination of the Mortgage Loans, at least ____% of the Mortgage Loans (by aggregate principal balance) are secured by Mortgages on properties which were owner-occupied primary residences at the time of the origination of such Mortgage Loan;

                  (xviii) neither the Seller nor any servicer of the related Mortgage Loans has advanced funds or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the mortgage, except for (i) interest accruing from the date of the origination of the related mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the first Due Date under the related Mortgage Note and (ii) customary advances for insurance and taxes;

                  (xix) each Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and all parties to each Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

                  (xx) if the Mortgage Loan provides that the interest rate on the principal balance of the related Mortgage Loan may be adjusted, all of the terms of the related Mortgage pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance are enforceable and such adjustments will not affect the priority of the Mortgage lien;

                  (xxi) to the extent required under applicable law, each originator and subsequent mortgagee or servicer of the Mortgage Loans was authorized to transact and do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held or serviced the Mortgage Loan; any requirements of any laws or regulations, including usury, truth-in-lending, real estate settlement procedures, consumer credit protection, fair credit reporting, unfair collection practice, equal credit opportunity and disclosure laws and regulations, applicable to the origination and servicing of such Mortgage Loan have been complied with in all material respects; and any obligations of the holder of the related Mortgage Note, Mortgage and other loan documents have been complied with in all material respects; servicing of each Mortgage Loan has been in accordance with prudent mortgage servicing standards, any applicable laws, rules and regulations and in accordance with the terms of the Mortgage Notes, the Mortgage and other loan documents, whether such origination and servicing was done by the Seller, its affiliates, or any third party which originated the Mortgage Loan on behalf of, or sold the Mortgage Loan to, any of them, or any servicing agent of any of the foregoing;

                  (xxii) the related Mortgage Note and Mortgage contain customary and enforceable provisions such as to render the rights and remedies of the bolder adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial, or, if applicable, non-judicial foreclosure, and there is no homestead or other exemption available to the Mortgagor which would interfere with such right to foreclosure;

                  (xxiii) the proceeds of the related Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with; and all costs, fees and expenses incurred in making, closing or recording the related Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

                  (xxiv) as of the Closing Date the Mortgaged Property securing the Mortgage Loan is insured (by an insurer which is acceptable to the Seller) against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan and the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property and (iii) the maximum coverage available; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to in the Mortgage at the Mortgagor's cost and expense;

                  (xxv) except for ___% of the Mortgage Loans (by aggregate principal balance as of the Cutoff Date) which are no more than ___ days delinquent as of the Cutoff Date, there is no material monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Seller nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration; except for ___% of the Mortgage Loans (by aggregate principal balance as of the Cutoff Date) which are no more than ___ days delinquent as of the Cutoff Date, no foreclosure action is threatened or has been commenced with respect to the Mortgage Loans;

                  (xxvi) no Mortgagor, at the time of origination of the applicable Mortgage, was a debtor in any state or federal bankruptcy or insolvency proceeding;

                  (xxvii) each Mortgage Loan was originated by an entity described in Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;

                  (xxviii) all inspections, licenses and certificates required to be made or issued with respect to the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

                  (xxix) the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

                  (xxx) there do not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can be reasonably expected to cause private institutional investors to regard the mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or adversely affect the value or marketability of the Mortgage Loan;

                  (xxxi) no instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Issuer or its designee; and

                  (xxxii) except as otherwise provided in the Mortgage Loan Schedule, no Mortgage Loan provides for a balloon payment and each Mortgage Note contains provisions providing for its full amortization by the end of its original term and is payable on the first day of each month in monthly installments of principal and interest, with interest payable in arrears, over an original term of not more than ___ years.

                  (b) It is understood and agreed that the representations and warranties set forth in Section 2.4(a) shall survive the sale, transfer and assignment of the Mortgage Loans to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture. Upon discovery by the Seller, the Servicer or the Owner Trustee of a breach of any of the foregoing representations and warranties, without regard to any limitation set forth therein concerning the knowledge of the Seller as to the facts stated therein, which materially and adversely affects the interests of the Noteholders or the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and the Trustee. Within 60 days of its discovery or its receipt of notice of breach, the Seller shall use all reasonable efforts to cure such breach in all material respects or shall purchase from the Trust or substitute an Eligible Substitute Mortgage Loan as provided in Section 2.5 for such Mortgage Loan. Any such purchase by the Seller shall be at the Purchase Price, and in each case shall be accomplished in the manner set forth in Section 2.2. It is understood and agreed that the obligation of the Seller to cure, substitute for or purchase any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedies against the Seller respecting such breach available to the Issuer, the Owner Trustee, the Trustee, the Noteholders or Certificateholders. Neither the Owner Trustee nor the Trustee shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Mortgage Loan pursuant to this Section.

                  Section 2.5. Substitution of Mortgage Loans. (a) On a Determination Date within two years following the Closing Date and which is on or before the date on which the Seller would otherwise be required to repurchase a Mortgage Loan under Section 2.2 or 2.4, the Seller may deliver to the Trustee one or more Eligible Substitute Mortgage Loans in substitution for any one or more of the Defective Mortgage Loans which the Seller would otherwise be required to repurchase pursuant to Sections 2.2 or 2.4.

                  (b) The Seller shall notify the Issuer, the Owner Trustee, the Servicer and the Trustee in writing not less than five Business Days before the related Determination Date which is on or before the date on which the Seller would otherwise be required to repurchase such Mortgage Loan pursuant to Section
2.2 or 2.4 of its intention to effect a substitution under this Section. On such Determination Date (the "Substitution Date"), the Seller shall deliver to the Issuer (1) the Eligible Substitute Mortgage Loans to be substituted for the Original Mortgage Loans, (2) a list of the Original Mortgage Loans to be substituted for by such Eligible Substitute Mortgage Loans, (3) an Officers' Certificate (A) stating that no failure by the Servicer described in Section 7.1 shall have occurred and be continuing, (B) stating that all conditions precedent to such substitution specified in subsection (a) have been satisfied and attaching as an exhibit a supplemental Mortgage Loan schedule (the "Supplemental Mortgage Loan Schedule") setting forth the same type of information as appears on the Mortgage Loan Schedule and representing as to the accuracy thereof and
(C) confirming that the representations and warranties contained in Section 2.4 are true and correct in all material respects with respect to the Substitute Mortgage Loans on and as of such Determination Date, provided that remedies for the inaccuracy of such representations are limited as set forth in Sections 2.2,
2.4 and this Section 2.5 and (4) a certificate stating that cash in the amount of the related Substitution Adjustment, if any, has been deposited to the Collection Account. Upon receipt of the foregoing, the Issuer shall release such Original Mortgage Loans to the Seller.

                  (c) Concurrently with the satisfaction of the conditions set forth in Section 2.5(a) and (b) above and the grant of such Eligible Substitute Mortgage Loans to the Trustee pursuant to Section 2.5(a) above, Exhibit A to this Agreement shall be deemed to be amended to exclude all Mortgage Loans being replaced by such Eligible Substitute Mortgage Loans and to include the information set forth on the Supplemental Mortgage Loan Schedule with respect to such Eligible Substitute Mortgage Loans, and all references in this Agreement to Mortgage Loans shall include such Eligible Substitute Mortgage Loans and be deemed to be made on or after the related Substitution Date, as the case may be, as to such Eligible Substitute Mortgage Loans.

                                   ARTICLE III

                 Administration and Servicing of Mortgage Loans

                  Section 3.1. Duties of Servicer. (a) The Servicer, as agent for the Issuer (to the extent provided herein) shall supervise, or take such actions as are necessary to ensure, the servicing and administration of the mortgage Loans and any REO Property in accordance with this Agreement and the customary and usual standards of an institution prudently servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate in connection with such servicing and administration. The Servicer shall maintain servicing standards equivalent to those required for approval by FNMA or FHLMC. The Servicer' may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth. The authority of the Servicer, in its capacity as servicer, shall include the power to (i) supervise the filing and collection of insurance claims and take or Cause to be taken such actions on behalf of the insured person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and (ii) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related Mortgage Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals, the filing of claims under any Primary Insurance Policy and any other matter pertaining to a delinquent mortgage Loan. The authority of the Servicer shall include, in addition, the power to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfers of any related Mortgaged Property and assumptions of the related Mortgage Notes and Security Instruments (but only in the manner provided in this Agreement) and
(iii) collect any Insurance Proceeds and Liquidation Proceeds. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Trustee, the Certificateholders and the Noteholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Mortgage Loans or to the Mortgaged Properties securing such Mortgage Loans.

                  (b) Notwithstanding the provisions of Subsection 3.1(a), the Servicer shall not take any action inconsistent with the interest of the Noteholders or the Certificateholders in the Mortgage Loans or with the rights and interests of the Owner Trustee, the Trustee, the Noteholders or the Certificateholders under this Agreement.

                  (c) The Owner Trustee shall furnish the Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate (as certified to the Owner Trustee by the Servicer) to enable the Servicer to service and administer the related Mortgage Loans and REO Property.

                  Section 3.2. Collection and Allocation of Mortgage Loan Payments. (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to all mortgage loans in its servicing portfolio comparable to the Mortgage Loans that it services for itself or others.

                  (b) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination ouch waiver, modification, postponement or indulgence is not materially adverse to the interests of the Noteholders and the Certificateholders; provided, however, that the Servicer may not permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, defer or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan) or extend the Final Scheduled Maturity Date on the Mortgage Loan. No costs incurred by the Servicer in respect of Servicing Advances shall for the purposes of distributions to Noteholders or Certificateholders be added to the amount owing under the related Mortgage Loan.

                  (c) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders. The Collection Account shall initially be established with the Trustee. The Servicer shall on the Closing date deposit into the Collection Account any amounts representing payments on and any collections in respect of the Mortgage Loans in received on or after the Cutoff Date and prior to the Closing Date, and thereafter shall use its best efforts to deposit within one Business Day, and shall in any event deposit within two Business Days following receipt thereof the following payments and collections received or made by it (without duplication) with respect to the Mortgage Loans:

                  (i) all payments received on and after the Cutoff Date on account of principal on the Mortgage Loans and all full or partial prepayments collected after the Cutoff Date;

                  (ii) all payments received on and after the Cutoff Date on account of interest on the Mortgage Loans;

                  (iii)  all Net Liquidation Proceeds net of Foreclosure
         Profits;

                  (iv)   all Insurance Proceeds;

                  (v)    all Released Mortgaged Property Proceeds;

                  (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.2, 2.4, 2.6 and 3.16; and

                  (vii) any amount required to be deposited in the Collection Account pursuant to Sections 3.5, 3.7, 3.15, 3.16 or 8.1;

provided, however, that (x) with respect to each Due Period, the Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Due Period and (y) the Servicer shall be permitted to retain late collections, including Liquidation Proceeds, Released Mortgaged Property Proceeds and Insurance Proceeds, to the extent of any unpaid Servicing Fees, unreimbursed Monthly Advance and/or Servicing Advance with respect to the related Mortgage Loan. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing Foreclosure Profits, fees (including annual fees), late charges or penalties payable by Mortgagors, or amounts received by the servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

                  Section 3.3.  Withdrawals from each Collection Account.
The Trustee shall withdraw or cause to be withdrawn funds from the Collection Account for the following purposes with respect to the Mortgage Loans:

                  (i)    the deposits and distributions required by Section
         4.5(d);

                  (ii) to the extent not retained by the Servicer as provided in Section 3.2(c), to reimburse the Servicer for any accrued unpaid Servicing Fees and for unreimbursed Monthly Advances and Servicing Advances. The Servicer's right to reimbursement for unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed. If a Monthly Advance was made net of the Servicing Fee as permitted by Section 3.15 hereof, no additional Servicing Fee for the related Mortgage loan and Due Period shall be payable. The Servicer's right to reimbursement from such Collection Account for unreimbursed Monthly Advances shall be limited to late collections of interest on any mortgage Loan and to Liquidation Proceeds and Insurance Proceeds on related Mortgage Loans,

                  (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (iv) (a) to make investments in Eligible Investments and (b) to pay to the Servicer, interest earned is respect of Eligible Investments or on funds deposited in the Collection Account;

                  (v) to withdraw any funds deposited in such Collection Account that were not required to be deposited therein (such as Servicing compensation) or were deposited therein in error and to pay such funds to the appropriate Person;

                  (vi)   to pay the Servicer Servicing Compensation pursuant to
         Section 3.9 hereof to the extent not retained or paid pursuant to
         Section 3.2(c);

                  (vii) to withdraw funds necessary for the conservation and disposition of REO Property pursuant to Section 3.7; and

                  (viii) to clear and terminate such Collection Account upon the termination of this Agreement and to pay any amounts remaining therein in accordance with Section 8.1(b).

                  Section 3.4. Maintenance of Hazard Insurance; Property Protection Expenses. The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance naming the Servicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time, (ii) the combined principal balance owing on such Mortgage Loan and any related First Lien and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis. The Servicer shall also maintain on property acquired upon foreclosure, or by deed-in-lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property, (ii) the combined principal balance owing on such mortgage Loan and any related First Lien and
(iii) the minimum amount required to compensate for damage or loss on a replacement cost basis at the time of such foreclosure, fire and or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Servicing Advances to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent called for by Section 3.2. In cases in which any mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance to the extent such flood insurance is available and the Servicer has determined such insurance to be necessary in accordance with accepted mortgage loan servicing standards for mortgage loans comparable to the Mortgage Loans. All such flood insurance shall be in amounts equal to the least of the amount in clause (i) above, clause (ii) above and the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any ouch additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

                  Section 3.5.  [Reserved]

                  Section 3.6. Fidelity Bond. The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount acceptable to FNMA or FHLMC or otherwise in an amount as is commercially available at a cost that is not generally regarded as excessive by industry standards, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.6 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Owner Trustee or the Trustee, the Servicer shall cause to be delivered to the Owner Trustee or the Trustee a certified true copy of, such fidelity bond and insurance policy.

                  Section 3.7. Management and Realization Upon Defaulted Mortgage Loans. On behalf of the issuer, the Servicer shall manage, conserve, protect and operate each REO Property for the Noteholders and the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the beat interests of the Noteholders and the Certificateholders.

                  The Servicer shall cause to be deposited, no later than five Business Days after the receipt thereof, in the Collection Account, all revenues received with respect to the related REO Property and shall retain, or cause the Trustee to withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Servicer.

                  The disposition of REO Property shall be carried out by the Servicer for cash at such price, and upon such terms and conditions, as the Servicer deems to be in the beat interests of the Noteholders and the Certificateholders and, as soon as practicable thereafter, the expenses of such sale shall be paid. The cash proceeds of sale of the REO Property shall be promptly deposited in the Collection Account, net of Foreclosure Profits and of any related unreimbursed Servicing Advances, accrued and unpaid Servicing Fees and unreimbursed Monthly Advances payable to the Servicer in accordance with
Section 3.3, for distribution to the Noteholders and the Certificateholders in accordance with Section 4.5 hereof.

                  The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.2 subject to the provisions contained in the last paragraph of this Section 3.7.

                  In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the owner Trustee, or to its nominee on behalf of the Noteholders and the Certificateholders.

                  Section 3.8. Trustee to Cooperate. Upon payment in full of any Mortgage Loan, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.1, if the related Assignment of Mortgage has been recorded as required hereunder, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Trustee is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a Request for Release, in the form annexed hereto as Exhibit E, signed by a Servicing officer, release the related Mortgage File to the Servicer, and the Trustee shall execute such documents, in the forms provided by the Servicer, as shall be necessary to the prosecution of any such proceedings or the taking of other servicing actions. Such Request for Release shall obligate the Servicer to return the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing officer similar to that hereinabove specified, the Request for Release shall be released by the Trustee to the Servicer.

                  In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the related Assignment of Mortgage in accordance with the provisions hereof, the Trustee shall, if so requested in writing by the Servicer, execute an appropriate assignment in the form provided to the Trustee by the Servicer to assign such Mortgage Loan for the purpose of collection to the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured then the assignee for collection shall promptly reassign such Mortgage Loan to the Trustee and return it to the place where the related Mortgage File was being maintained.

                  Section 3.9. Servicing Fee. The servicing fee for a Distribution Date shall equal the product of (a) one-twelfth, (b) the Servicing Fee Rate and (c) the Pool Balance as of the first day of the preceding Due Period (the "Servicing Fee"). The Servicer shall also be entitled to all late payment charges and other administrative fees or similar charges, including without limitation, Foreclosure Profits, allowed by applicable law with respect to Mortgage Loans, collected (from whatever source) on the Mortgage Loans (the "Supplemental Servicing Fee"). The Servicer also shall be entitled to and may retain from Collections the Servicing Fee, as provided herein. The Servicer, in its discretion at its election, may defer receipt of all or any portion of the Servicing Fee or supplemental Servicing Fee for any Due Period to and until a later Due Period for any reason, including in order to avoid a shortfall in any payments due on any Notes or Certificates. Any such deferred amount shall be payable to (or may be retained from subsequent collections by) the Servicer on demand.

                  Section 3.10. Servicer's Certificate. On each Determination Date, the Servicer shall deliver to the Owner Trustee, the Trustee and the Seller, with a copy to the Rating Agencies, a Servicer's Certificate containing all information necessary to make the distributions pursuant to Sections 4.5 and
4.6 for the Due Period preceding the date of such Servicer's Certificate. Mortgage Loans to be purchased by the Servicer or to be repurchased by the Seller shall be identified by the Servicer by account number with respect to such Mortgage Loan (as specified in Exhibit A).

                  Section 3.11. Annual Statement as to Compliance; Notice of Default. (a) The Servicer shall deliver to the Owner Trustee and the Trustee, on or before ____________ of each year beginning ________ 20___, an Officers' Certificate, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer during the preceding twelve-month period (or, in the case of the first such report, during the period from the Closing Date to December 31, 20___) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Trustee shall send a copy of such certificate and the report referred to in Section 3.10 to the Rating Agencies. A copy of such certificate and the report referred to in Section 3.10 may be obtained by any Certificateholder by a request in writing to the Owner Trustee addressed to the Corporate Trust office (as defined in the Trust Agreement) or by any Noteholder by a request in writing to the Trustee addressed to the Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Trustee will promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

                  (b) The Servicer shall deliver to the Owner Trustee, the Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 7.2 (a) or (b).

                  Section 3.12. Annual Independent Certified Public Accountants' Report. The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or the Seller, to deliver to the Seller, the Owner Trustee and the Trustee an or before of each year beginning ________, 20___, a letter addressed to the Servicer, the Seller, the Owner Trustee and the Trustee and each Rating Agency, to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers during the preceding calendar year (or, in the case of the first such report, during the period from the Closing Date to December 31, 20___), and stating such firm's conclusions relating thereto.

                  Such report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  Section 3.13. Access to Certain Documentation and Information Regarding Mortgage Loans. The Servicer shall provide to the Certificateholders and Noteholders access to the Mortgage Files in such cases where the Certificateholders or Noteholders shall be required by applicable statutes or regulations to review such documentation as demonstrated by evidence satisfactory to the Servicer in its reasonable judgment. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this
Section 3.13 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access to information as provided in this Section 3.13 as a result of such obligation shall not constitute a breach of this Section 3.13.

                  Section 3.14. Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Certificateholders and Noteholders.

                  Section 3.15. Advances by the Servicer. (a) Not later than the close of business on the second Business Day preceding each Distribution Date, the Servicer shall remit to the Trustee for deposit in the Collection Account an amount, to be distributed on the related Distribution Date pursuant to Section 4.5(d), equal to the sum of (a) the interest accrued on each Mortgage Loan at the Mortgage Rate (or at such lower rate as may be in effect for such mortgage Loan pursuant to application of the Civil Relief Act and/or any Debt Service Reduction) through the related Due Date, but not received as of the close of business on the Determination Date for such Distribution Date (net of the Servicing Fee) and (b) with respect to each REO Property which was acquired during or prior to the related Due Period and as to which a final disposition did not occur during the related Due Period, an amount equal to the excess, if any, of interest on the Principal Balance of such REO Property at the Net Rate for the most recently ended Due Period prior to the related Determination Date for the related Mortgage Loan over the net income from the REO Property transferred to the Collection Account for such Distribution Date pursuant to
Section 3.4; such sum being defined herein as the "Monthly Advance." The Servicer may fund all or a portion of the monthly Advance with respect to the Mortgage Loans by instructing the Trustee on such Determination Date to use funds deposited in the Collection Account which are not part of the Total Distribution Amount for the related Distribution Date; provided that if such funds are so used the Servicer shall replace such funds on or before any subsequent Determination Date on which such funds are required to be part of the Total Distribution Amount.

                  (b) Notwithstanding anything herein to the contrary, no Servicing Advance or Monthly Advance shall be required to be made hereunder if the Servicer determines that such Servicing Advance or Monthly Advance would, if made, constitute a Nonrecoverable Advance.

                  Section 3.16.  Optional Purchase of Defaulted Mortgage
Loans. The Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Seller, the Owner Trustee and the Trustee) to purchase for its own account from the Issuer any Mortgage Loan which is 90 days or more delinquent in the manner and at the price specified in Section 2.2. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account and the Trustee, upon receipt of such deposit, shall release or cause to be released to the Servicer or its designee the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Issuer's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Owner Trustee, the Trustee, the Noteholders or the Certificateholders with respect thereto.

                  Section 3.17. Superior Liens. The Servicer shall file (or cause to be filed) of record a request for notice of any action by a superior lienholder under a First Lien for the protection of the Issuer's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.

                  If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Noteholders and the Certificateholders, and/or to preserve the security of the related Mortgage Loan. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if the Servicer reasonably believes such advance is in the best interests of the Noteholders and the Certificateholders. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would be recoverable from Liquidation Proceeds on the related Mortgage Loan.

                  Section 3.18. Payment of Taxes, Insurance and Other Charges. With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

                  With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall, if it has received notice of a default or deficiency, monitor such payments to determine if they are made by the Mortgagor.

                  Section 3.19. Appointment of Subservicer. The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection therewith; provided further that the Servicer shall remain obligated and be liable to the Issuer, the Owner Trustee, the Trustee, the Certificateholders and the Noteholders for the servicing and administering of the Mortgage Loans in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time and none of the Issuer, the Owner Trustee, the Trustee, the Certificateholders or the Noteholders shall have any responsibility therefor.

                                   ARTICLE IV

                         Distributions; Reserve Account;
                Statements to Certificateholders and Noteholders

                  Section 4.1. Establishment of Trust Accounts. (a) (i) The Servicer, for the benefit of the Noteholders' shall establish and maintain in the name of the Trustee an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Note Distribution Account shall initially be established with the Trustee.

                  (ii) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholder. The Reserve Account shall be maintained with the Trustee as long as the Trustee is an Eligible Institution.

                  (b) Funds on deposit in the Collection Account, the Note Distribution Account and the Reserve Account (collectively, the "Trust Accounts") and the Certificate Distribution Account shall be invested by the Trustee with respect to Trust Accounts and by the Owner Trustee with respect to the Certificate Distribution Account (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise); provided, however, it is understood and agreed that neither the Trustee nor the Owner Trustee shall be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by or on behalf of the Trustee or the Owner Trustee, as applicable, for the benefit of the Noteholders and the Certificateholders, the Noteholders or the Certificateholders, as applicable; provided that on each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Interest Distribution Amount. Other than as permitted by the Rating Agencies, funds on deposit in the collection Account, the Note Distribution Account, the Certificate Distribution Account and the Reserve Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in a Trust Account or the Certificate Distribution Account on a Transfer Date which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (c)(i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Noteholders and the Certificateholders, or the Noteholders' as the case may be. If, at any time, any of the Trust Accounts or the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) or the Owner Trustee, as applicable, shall within 10 Business Days (or such longer period as to which each Rating Agency may consent) establish a new Trust Account or a new Certificate Distribution Account, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account or a new Certificate Distribution Account, as applicable. In connection with the foregoing, the Servicer agrees that, in the event that any of the Trust Accounts are not accounts with the Trustee, the Servicer shall notify the Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

                  (ii) With respect to the Trust Account Property, the Trustee, and with respect to the Certificate Distribution Account, the Owner Trustee, agrees, by its respective acceptance hereof, that:

                  (A) any Trust Account Property or any property in the Certificate Distribution Account that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts subject to the penultimate sentence of
Section 4.1(c)(i); and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Trustee with respect to the Trust Accounts and the owner Trustee with respect to the Certificate Distribution Account, and the Trustee or the Owner Trustee, as applicable, shall have sole signature authority with respect thereto;

                  (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Trustee;

                  (C) any Trust Account Property that is a bookentry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                  (D) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued registration of the Trustee's (or its nominee's) ownership of such security.

                  (iii) The Servicer shall have the power, revocable by the Trustee or by the Owner Trustee with the consent of the Trustee, to instruct the Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Trustee to carry out its duties under the Indenture.

                  (d)(i) The Servicer shall establish and maintain with the Trustee an Eligible Deposit Account (the "Payahead Account"). The Payahead Account shall not be property of the Issuer.

                  (ii) The Servicer shall on or prior to each Distribution Date (and prior to deposits to the Note Distribution Account or the Certificate Distribution Account) transfer from the Collection Account to the Payahead Account all Payaheads as described in
Section 4.3 received by the Servicer during the Due Period. Notwithstanding the foregoing, for so long as the Servicer is permitted to make monthly remittances to the Collection Account pursuant to Section 3.2(c), Payaheads need not be remitted to and deposited in the Payahead Account but instead may be remitted to and held by the Servicer. So long as such condition is met, the Servicer shall not be required to segregate or otherwise hold separate any Payaheads remitted to the Servicer as aforesaid but shall be required to remit Payaheads to the Collection Account in accordance with the first sentence of the third paragraph of Section 4.5(a).

                  Section 4.2.  [Intentionally omitted].

                  Section 4.3.  Application of Collections.

                  (a) All collections for the Due Period shall be applied by the Servicer as follows:

                  With respect to each Mortgage Loan (other than a Purchased Mortgage Loan), payments by or on behalf of the Mortgagor shall be applied, in the case of Actuarial Mortgage Loans, to the Scheduled Payment and, in the case of Simple Interest Mortgage Loans, to interest and principal in accordance with the Simple Interest Method. With respect to Actuarial Mortgage Loans, any remaining excess shall be added to the Payahead Balance, and shall be applied to prepay the Actuarial Mortgage Loan, but only if the sum of such excess and the previous Payahead Balance shall be sufficient to prepay the Mortgage Loan in full. Otherwise, any such remaining excess payments shall constitute a Payahead and shall increase the Payahead Balance.

                  (b) All Liquidation Proceeds shall be applied to the related Mortgage Loan in accordance with the Servicer's customary servicing procedures.

                  Section 4.4.  Additional Deposits. The Servicer and the
Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Price with respect to Purchased Mortgage Loans and the Seller shall deposit therein all amounts to be paid under Section 8.1. The Servicer will deposit the aggregate Purchase Price with respect to Purchased Mortgage Loans within two Business Days after such obligations become due, unless the Servicer shall not be required to make deposits within two Business Days of receipt pursuant to section 3.2(c) (in which case such deposit will be made by the related Transfer Date). All such other deposits shall be made on the Transfer Date following the end of the related Due Period.

                  Section 4.5.  Distributions. (a) On each Distribution
Date, the Trustee shall cause to be transferred from the Payahead Account, or from the Servicer in the event the provisions of Section 4.1(d)(ii) are applicable, to the Collection Account, in immediately available funds, the aggregate previous Payaheads to be applied to Scheduled Payments on Actuarial Mortgage Loans for the related Due Period or prepayments for the related Due Period, pursuant to Sections 4.3 and 4.4, in the amounts set forth in the Servicer's Certificate for such Distribution Date. A single, net transfer may be made.

                  (b) On each Determination Date, the Servicer shall calculate all amounts required to determine the amounts to be deposited from the Reserve Account into the Collection

Account and from the Collection Account into the Note Distribution Account and the Certificate Distribution Account.

                  (c) On or before each Distribution Date, the Servicer shall instruct the Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 3.10) to withdraw from the Reserve Account and deposit in the Collection Account and the Trustee shall so withdraw and deposit the Reserve Account Transfer Amount for such Distribution Date.

                  (d) Subject to the last paragraph of this Section 4.5(c), on each Distribution Date, the Servicer shall instruct the Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 3.10) to make, and the Trustee shall make, the following deposits and distributions from the Collection Account for deposit in the applicable Account by [TIME], to the extent of the Total Distribution Amount, in the following order of priority:

                  (i) to the Servicer, from the Total Distribution Amount, the Total Servicing Fee;

                  (ii) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clause (i), the Noteholders' Interest Distributable Amount;

                  (iii) to the Owner Trustee for deposit in the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clause (i) and clause (ii), the Certificateholders' Interest Distributable Amount;

                  (iv) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through
(iii), the Noteholders' Principal Distributable Amount; and

                  (v) to the Owner Trustee for deposit in the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through (iv), the Certificateholders' Principal Distributable Amount;

provided, however, that following the occurrence of an Event of Default pursuant to Section 5.1(i), 5.1(11), 5.1(iv) or 5.1(v) of the Indenture, an acceleration of the Notes pursuant to Section 5.2 of the Indenture or an Insolvency Event with respect to the holder of the GP Interest, amounts on deposit in the Collection Account will be deposited in the Note Distribution Account to the extent necessary to pay accrued and unpaid interest on the Notes and then, to the extent funds are available therefore, principal on the Notes until the principal balance of each class of Notes has been reduced to zero, before any amounts are deposited in the Certificate Distribution Account. Following the payment in full of the Notes, amounts on deposit in the Collection Account will be deposited in the Certificate Distribution Account to the extent necessary to pay accrued and unpaid interest on the Certificates and then, to the extent funds are available therefore, principal on the Certificates until the principal balance thereof has been reduced to zero.

                  In the event that the Collection Account is maintained with an institution other than the Trustee, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to this Section 4.5(c) on the related Transfer Date.

                  Section 4.6. Reserve Account. (a) On the Closing Date, the Seller shall deposit the Reserve Account Initial Deposit into the Reserve Account.

                  (b) If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to any withdrawals therefrom on such Distribution Date) is greater than the Specified Reserve Account Balance for such Distribution Date, the Servicer shall instruct the Trustee to distribute, and the Trustee shall distribute, the amount of the excess to the Seller.

                  Amounts properly distributed to the Seller pursuant to Section 4.6(b) shall be deemed released from the Trust and the security interest therein granted to the Trustee and the Seller shall in no event thereafter be required to refund any such distributed amounts.

                  Section 4.7.  [Intentionally Omitted].

                  Section 4.8.  Statements to Certificateholder and
Noteholders. On each Determination Date, the Servicer shall provide to the Trustee (with a copy to the Rating Agencies) for the Trustee to forward to each Noteholder of record, to each Paying Agent, if any, and to the Owner Trustee for the Owner Trustee to forward to each Certificateholder of record, a statement substantially in the form of Exhibit B and Exhibit C, respectively, setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

                  (i) the amount of such distribution allocable to principal of each class of Notes and to the Certificate Balance of the Certificates;

                  (ii) the amount of such distribution allocable to interest on or with respect to each class of Notes and to the Certificates;

                  (iii) the aggregate outstanding principal balance of each class of the Notes and the Certificate Balance after giving effect to payments allocated to principal reported under (i) above;

                  (iv) the amount of the Total Servicing Fee paid to the Servicer with respect to the related Due Period;

                  (v) The amount of the Monthly Advances payment to be made on the Determination Date;

                  (vi) the amount of the aggregate Realized Losses, if any, for such Due Period;

                  (vii) the Reserve Account Transfer Amount, if any, for such Distribution Date, the average of the Charge-off Rates and the Delinquency Percentages for the three preceding Due Periods, the Specified Reserve Account Balance for such Distribution Date, the amount distributed to the Seller from the Reserve Account on such Distribution Date, and the balance of the Reserve Account (if any) on such Distribution Date, after giving effect to changes therein on such Distribution Date;

                  (viii) the Noteholders' Interest Carryover Shortfall, the Certificateholders' Interest Carryover Shortfall, the Noteholders' Principal Carryover Shortfall, and the Certificateholders' Principal Carryover Shortfall;

                  (ix) the amounts which are reimbursable to the Servicer for Reimbursable Amounts and Nonrecoverable Advances;

                  (x) the amount of Servicing Advances for the preceding Due Period; and

                  (xi) the aggregate Purchase Price paid by the Seller or the Servicer with respect to the related Due Period.

Each amount set forth pursuant to paragraph (i), (ii), (vi) or (xi) above shall be expressed as a dollar amount per $1,000 of the initial principal balance of the Notes (or class thereof) or the initial Certificate Balance, as applicable.

                  Section 4.9. Net Deposits. As an administrative convenience, unless the Servicer is required to remit collections within two Business Days of receipt thereof, the Servicer will be permitted to make the deposit of collections on the Mortgage Loans and Purchase Prices for or with respect to the Due Period net of distributions to be made to the Servicer with respect to the Due Period. The Servicer, however, will account to the owner Trustee, the Trustee, the Noteholders and the Certificateholders as if all deposits, distributions and transfers were made individually.

                                    ARTICLE V

                                   The Seller

                  Section 5.1. Representations of Seller. The Seller makes the following representations on which the Issuer is deemed to have relied in acquiring the Mortgage Loans. The representations speak as of the execution and delivery of this Agreement and shall survive the sale of the Mortgage Loans to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

                  (a) Organization and Good Standing. The Seller is duly organized and validly existing as a corporation in good standing under the laws of the [State of Organization] with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Mortgage Loans.

                  (b) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                  (c) Power and Authority of the Seller. The Seller has the corporate power and authority to execute and deliver this Agreement and to perform its obligations under each of the Basic Documents to which the Seller is a party; the Seller has full corporate power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer and the Seller has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of each of the Basic Documents to which the Seller is a party has been duly authorized by the Seller by all necessary corporate action.

                  (d) Binding Obligation. This Agreement and each of the Basic Documents to which the Seller is a party constitute legal, valid and binding obligations of the Seller, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity).

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of association or by-laws of the Seller, or any material indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of its knowledge, any order, rule or regulation applicable to the Seller of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending against the Seller or, to its best knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement or any of the Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Seller of its obligations under, or the validity or enforceability of the Basic Documents, the Notes or the Certificates or (iv) seeking to affect adversely the Federal or state income tax or ERISA attributes of the Issuer, the Notes or the Certificates.

                  (g) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Seller in connection with the execution and delivery by the Seller of this Agreement or any of the Basic Documents to which it is a party and the performance by the Seller of the transactions contemplated by this Agreement or any of the Basic Documents to which it is a party, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Issuer, the Noteholders or the Certificateholders.

                  Section 5.2. Corporate Existence. (a) During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

                  (b) During the term of this Agreement, the Seller shall observe the applicable legal requirements for the recognition of the Seller as a legal entity separate and apart from its Affiliates, including as follows:

                  (i) the Seller shall maintain corporate records and books of account separate from those of its Affiliates;

                  (ii) except as otherwise provided in this Agreement, the Seller shall not commingle its assets and funds with those of its Affiliates;

                  (iii) the Seller shall hold such appropriate meetings of its Board of Directors as are necessary to authorize all the Seller's corporate actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

                  (iv) the Seller shall at all times hold itself out to the public under the Seller's own name as a legal entity separate and distinct from its Affiliates; and

                  (v) all transactions and dealings between the Seller and its Affiliates will be conducted on an arm's-length basis.

                  Section 5.3. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

                  (a) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee and the Trustee and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees paid to the owner Trustee or the Trustee and except any taxes to which the Owner Trustee or the Trustee may otherwise be subject
to), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Mortgage Loans to the Owner Trustee on behalf of the Issuer or the issuance and original sale of the Certificates and the Notes, or asserted with respect to ownership of the Mortgage Loans or Federal or other income taxes arising out of distributions on the Certificates and the Notes) and costs and expenses in defending against the same or in connection with any application relating to the Notes or Certificates under any state securities laws.

                  (b) The Seller shall indemnify, defend and hold harmless the Issuer, the owner Trustee, the Trustee, the Certificateholders and the Noteholders and the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent arising out of, or imposed upon such Person through (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and
(ii) the Seller's or the Issuer's violation of Federal or state securities laws in connection with the offering and sale of the Notes and the Certificates or in connection with any application relating to the Notes or Certificates under any state securities laws.

                  (c) The Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Owner Trustee and its officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with, this Agreement or any of the Basic Documents, the owner Trust Estate, the acceptance or performance of the trusts and duties set forth herein and in the Trust Agreement or the action or the inaction of the Owner Trustee hereunder and under the Trust Agreement, except to the extent that such cost, expense, loss, claim, damage or liability: (i) shall be due to the willful misfeasance, bad faith or negligence of the Owner Trustee; (ii) shall arise from any breach by the Owner Trustee of its covenants under this Agreement or any of the Basic Documents; or (iii) shall arise from the breach by the owner Trustee of any of its representations or warranties set forth in Section 7.3 of the Trust Agreement. Such liability shall survive the termination of the Trust. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.

                  (d) The Seller shall pay any and all taxes levied or assessed upon all or any part of the Trust Estate (other than those taxes expressly excluded from the Seller's responsibilities pursuant to the parentheticals in paragraph (a) above).

                  Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Trustee and the termination of this Agreement or the indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

                  Section 5.4. Merger or Consolidation of, or Assumption of the Obligations of Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, shall be the successor to the Seller without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Seller if other than [Name of Seller], executes an agreement of assumption to perform every obligation of the Seller under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 2.4 or 5.1 shall have been breached, (iii) the Seller shall have delivered to the Owner Trustee and the Trustee an Officers' Certificate and an opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Seller shall have a consolidated net worth at least equal to that of the predecessor Seller, (v) such transaction will not result in a material adverse federal or state tax consequence to the issuer, the Noteholders or the Certificateholders and (vi) unless [Name of Seller], is the surviving entity, the Seller shall have delivered to the Owner Trustee and the Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and Trustee, respectively, in the Mortgage Loans and reciting the details of such filings, or
(B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

                  Section 5.5. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document (provided that such reliance shall not limit in any way the Seller's obligations under Section 2.4(b)). The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                  Section 5.6. Seller May Own Certificates or Notes. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

                                   ARTICLE VI

                                  The Servicer

                  Section 6.1. Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Mortgage Loans. The representations speak as of the execution and delivery of the Agreement and shall survive the sale of the Mortgage Loans to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

                  (a) Organization and Good Standing. The Servicer is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to service the Mortgage Loans.

                  (b) Due Qualification. The Servicer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Mortgage Loans as required by this Agreement) shall require such qualifications.

                  (c) Power and Authority of the Servicer. The Servicer has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement have been duly authorized by the Servicer by all necessary corporate action. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Servicer in connection with the execution and delivery by the Servicer of this Agreement or any of the Basic Documents to which it is a party and the performance by the Servicer of the transactions contemplated by this Agreement or any of the Basic Documents to which it is a party, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Issuer, the Noteholders or the Certificateholders.

                  (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally, and subject to general principles of equity (whether applied in a proceeding of law or in equity).

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under the articles of association or by-laws of the Servicer, or any material indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of its knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending against the Servicer, or, to its best knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the Basic Documents, the Notes or the certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Servicer of its obligations under, or the validity or enforceability of this Agreement or any of the Basic Documents, the Notes or the Certificates or (iv) seeking to affect adversely the Federal or state income tax or ERISA attributes of the Issuer, the Notes or the Certificates.

                  (g) No Amendment or Waiver. No provision of any Mortgage Loan has been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the relevant Mortgage File, and no such amendment, waiver, alteration or modification causes such mortgage Loan not to conform to the other warranties contained in this Section or those of the Seller contained in Section 2.4.

                  Section 6.2. Indemnities of Servicer. (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement.

                  The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trustee, the Seller, the Certificateholders and the Noteholders and any of the officers, directors, employees and agents of the issuer, the Owner Trustee, the Trustee or the Seller from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys' fees and expenses) to the extent arising out of, or imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its obligations and duties under this Agreement or in the performance of the obligations and duties of any subservicer under any subservicing agreement or by reason of the reckless disregard of its obligations and duties under this Agreement or by reason of the reckless disregard of the obligations of any subservicer under any subservicing agreement, where the final determination that any such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, any such negligence, willful misfeasance, bad faith or recklessness on the part of the Servicer or any subservicer, is established by a court of law, by an arbitrator or by way of settlement agreed to by the Servicer. Notwithstanding the foregoing, if the Servicer is rendered unable, in whole or in part, by virtue of an act of God, act of war, fires, earthquake or other natural disasters, to satisfy its obligations under this Agreement, the Servicer shall not be deemed to have breached any such obligation upon the sending of written notice of such event to the other parties hereto, for so long as the Servicer remains unable to perform such obligation as a result of such event. This provision shall not be construed to limit the Servicer's or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

                  The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trustee, the Seller, the Certificateholders and the Noteholders or any of the officers, directors, employees and agents of the Issuer, the Owner Trustee, the Trustee or the Seller from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys' fees and expenses) to the extent arising out of or imposed upon any such Person as a result of any compensation payable to any subservicer (including any fees payable in connection with the termination of the servicing activities of such subservicer with respect to any mortgage Loan) whether pursuant to the terms of any subservicing agreement or otherwise.

                  Section 6.3. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (a) into which the servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party or (c) which may succeed to the properties and assets of the servicer, substantially as a whole, shall be the successor to the Servicer without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Servicer hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Servicer if other than Chevy Chase Bank, F.S.B., executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to
Section 6.1 shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (iii) the Servicer shall have delivered to the Owner Trustee and the Trustee an Officers' Certificate and an opinion of counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency condition shall have been satisfied with respect to such transaction, (iv) the surviving Servicer shall have a consolidated net worth at least equal to that of the predecessor Servicer, and
(v) such transaction will not result in a material adverse Federal or state tax consequence to the Issuer, the Noteholders or the Certificateholders.

                  Section 6.4. Limitation on Liability of Servicer and Others. Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action by the Servicer or any subservicer pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer or any subservicer and any of their respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

                  Except as provided in this Agreement the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall be incidental to its duties to service the Mortgage Loans in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer, may (but shall not be required to) undertake any reasonable action that it may deem necessary or desirable in respect of the Basic Documents to protect the interests of the Certificateholders under this Agreement and the Noteholders under the Indenture.

                  Section 6.5. Chevy Chase Bank, F.S.B. Not To Resign as Servicer. Subject to the provisions of section 6.3, Chevy Chase Bank, F.S.B., hereby agrees not to resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties hereunder shall no longer be permissible under applicable law or if such resignation is required by regulatory authorities. Notice of any such determination permitting the resignation of Chevy Chase Bank, F.S.B., as Servicer shall be communicated to the Owner Trustee and the Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the earlier of the Trustee or a Successor Servicer having

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

assumed the responsibilities and obligations of the resigning Servicer in accordance with Section 7.2 or the date upon which any regulatory authority requires such resignation.

                                   ARTICLE VII

                                     Default

                  Section 7.1. Servicer Default. If any one of the following events (a "Servicer Default") shall occur and be continuing:

                  (a) any failure by the Servicer to deliver to the Trustee for deposit in any of the Trust Accounts or the Certificate Distribution Account any required payment or to direct the Trustee to make any required distributions therefrom (other than a Monthly Advance required to be made from its own funds) that shall continue unremedied for a period of five Business Days after written notice of such failure is received by the Servicer from the Owner Trustee or the Trustee or after discovery of such failure by an Authorized Officer of the Servicer; or

                  (b) failure by the Servicer to make any required servicing Advance which failure continues unremedied for a period of 30 days, or failure on the part of the Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of either the Certificateholders or Noteholders and
(ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given
(A) to the Servicer by the Owner Trustee or the Trustee or (B) to the Servicer and to the Owner Trustee and the Trustee by the Holders of Notes evidencing not less than 25% of the outstanding Amount of the Notes or Holders of Certificates evidencing not less than 25% of the outstanding Certificate Balance, as applicable (or for such longer period, not in excess of 120 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 120 days and the Servicer delivers an officers' Certificate to the Owner Trustee and the Trustee to such effect and to the effect that the Servicer has commenced or will promptly commence, and will diligently pursue, all reasonable efforts to remedy such default); or

                  (c) any failure of the Servicer to pay any Monthly Advance required to be made from its own funds pursuant to Section 3.15 that continues unremedied for a period of one Business Day; or

                  (d) an Insolvency Event occurs with respect to the Servicer or any successor;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Trustee, or the Holders of Notes evidencing not less than 25% of the outstanding Amount of the Notes, by notice then given in writing to the Servicer and the Owner Trustee (and to the Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 6.2) of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Mortgage Loans or otherwise, shall, without further action, pass to and be vested in the Trustee or such successor

Servicer as may be appointed under Section 7.2; and, without limitation, the Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Mortgage Loan. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Default, the Owner Trustee shall give notice thereof to the Rating Agencies.

                  Section 7.2. Appointment of Successor. (a) Upon the Servicer's receipt of notice of termination, pursuant to Section 7.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the earlier of (x) the date 45 days from the delivery to the Owner Trustee and the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying opinion of Counsel. In the event of the Servicer's termination hereunder, the Trustee shall appoint a successor Servicer, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Trustee. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, the Trustee without further action shall automatically be appointed the successor Servicer and the Trustee shall be entitled to the Servicing Fee. Notwithstanding the above, the Trustee shall, if it shall be unwilling or unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of Mortgage Loans and REO Property, as the successor to the Servicer under this Agreement.

                  (b) Upon appointment, the successor Servicer (including the Trustee acting as successor servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer acid shall be entitled to the servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement. No successor Servicer shall be liable for any acts or omissions of any predecessor Servicer.

                  (c) The Servicer may not resign unless it is prohibited from serving as such by law or by requirement of any regulatory authority.

                  Section 7.3. Payment of Servicing Fee. If the Servicer shall change, the predecessor servicer shall be entitled to receive any accrued and unpaid Servicing Fees through the date of the successor Servicer's acceptance hereunder in accordance with Section 3.9.

                  Section 7.4. Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VII, the Owner Trustee shall give prompt written notice thereof to Certificateholders and the Trustee shall give prompt written notice thereof to Noteholders subject to the Rating Agency Condition.

                  Section 7.5.  Waiver of Past Defaults. The Holders of
Notes evidencing not less than a majority of the Outstanding Amount of the Notes (or the Holders (as defined in the Trust Agreement) of Certificates evidencing not less than a majority of the outstanding Certificate Balance, as applicable, in the case of any default which does not adversely affect the Trustee or the Noteholders) may, on behalf of all Noteholders and Certificateholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                  ARTICLE VIII

                                   Termination

                  Section 8.1.  Optional Purchase of All Mortgage Loans.

                  (a) On the last day of any Due Period immediately preceding a Determination Date as of which the then outstanding Pool Balance is __% or less of the Original Pool Balance, the Seller shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts and the Certificate Distribution Account. To exercise such option, the Seller shall deposit pursuant to Section 4.4 in the Collection Account an amount which, when added to the amounts on deposit in the Collection Account for such Distribution Date, equals the Sum of (a) the unpaid principal amount of the then outstanding Class A-__ Notes, plus accrued and unpaid interest thereon, plus (b) the Certificate Balance plus accrued and unpaid interest thereon. The Class A-__ Notes and the Certificates will be redeemed concurrently therewith.

                  (b)   Upon any sale of the assets of the Trust pursuant to
Section 9.2 of the Trust Agreement, the Servicer shall instruct the Trustee to deposit the proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Insolvency Proceeds") in the Collection Account. On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Servicer shall instruct the Trustee to make, and the Trustee shall make, the following deposits and distributions (after the application on such Distribution Date of the Total Distribution Amount pursuant to Section 4.5) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein):

                  (i) to the Note Distribution Account, any portion of the Noteholders' Interest Distributable Amount not otherwise deposited into the Note Distribution Account on such Distribution Date;

                  (ii) to the Note Distribution Account, the outstanding principal balance of the Notes (after giving effect to the reduction in the outstanding principal balance of the Notes to result from the deposits made in the Note Distribution Account on such Distribution Date);

                  (iii) to the Owner Trustee for deposit in the Certificate Distribution Account, any portion of the Certificateholders' Interest Distributable Amount not otherwise deposited into the Certificate Distribution Account on such Distribution Date; and

                  (iv) to the Owner Trustee for deposit in the Certificate Distribution Account, the Certificate Balance and any Certificateholders' Principal Carryover Shortfall Amount (after giving effect to the reduction in the Certificate Balance to result from the deposits made in the Certificate Distribution Account on such Distribution Date).

Any Insolvency Proceeds remaining after the deposits described above shall be paid to the GP Holder.

                  (c) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Trustee and the Rating Agencies as soon as practicable after the Servicer has received notice thereof.

                  (d) Following the satisfaction and discharge of the indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Trustee pursuant to this Agreement.

                                   ARTICLE IX

                      Administrative Duties of the Servicer

                  Section 9.1.  Administrative Duties.

                  (a) Duties with Respect to the Indenture and Depository Agreements. The Servicer shall perform all its duties and the duties of the Issuer under the Depository Agreements. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Indenture and the Depository Agreements. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture and the Depository Agreements. The Servicer shall prepare for execution by the issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Depository Agreements. In furtherance of the foregoing, the Servicer shall take all appropriate action that is the duty of the Issuer to take pursuant to the Indenture.

                  (b) Duties with Respect to the Issuer. (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents. Subject to Section 9.4, and in accordance with the directions of the owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Servicer.

                  (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an owner (as defined in the Trust Agreement) as contemplated in Section 5.2(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the owner Trustee pursuant to such provision.

                  (iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Owner Trustee and the holder of the GP Interest set forth in
Section 5.6(a), (b), (c) and (d) of the Trust Agreement with respect to, among other things, accounting and reports to Owners (as defined in the Trust Agreement); provided, however, that the Owner Trustee shall retain responsibility for the distribution of the Schedule K-Is necessary to enable each Certificateholder to prepare its federal and state income tax returns.

                  (iv) The Servicer shall perform the duties of the Servicer specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

                  (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer's opinion, no less favorable to the Issuer in any material respect.

                  (c) Tax Matters. The Servicer shall prepare and file, on behalf of the holder of the GP Interest, all tax returns, tax elections, financial statements and such annual or other reports of the Issuer as are necessary for preparation of tax reports as provided in Article V of the Trust Agreement, including without limitation forms 1099 and 1066. All tax returns will be signed by the holder of the GP Interest.

                  (d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article X unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include;

                  (A)    the amendment of or any supplement to the Indenture;

                  (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Mortgage Loans);

                  (C) the amendment, change or modification of this Agreement or any of the Basic Documents;

                  (D) the appointment of successor Note Registrars, successor Paying Agents and successor Trustees pursuant to the Indenture or the appointment of Successor Servicer or the consent to the assignment by the Note Registrar, Paying Agent or Trustee of its obligations under the Indenture; and

                  (E)    the removal of the Trustee.

                  (e) Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholders or Certificateholders under the Basic Documents, (2) sell the Indenture Trust Estate pursuant to
Section 5.4 of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

                  Section 9.2. Records. The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

                  Section 9.3. Additional Information To Be Furnished to the Issuer. The Servicer shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

                                    ARTICLE X

                            Miscellaneous Provisions

                  Section 10.1. Amendment. This Agreement may be amended by the Seller, the Servicer and the Owner Trustee, with the consent of the Trustee (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

                  This Agreement may also be amended from time to time by the Seller, the Servicer and the Owner Trustee, with the consent of the Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders (as defined in the Trust Agreement) of Certificates evidencing not less than a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Mortgage Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders (as defined in the Trust Agreement) of all the outstanding Certificates of each class affected thereby.

                  Prior to the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Rating Agencies. Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Trustee.

                  It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

                  Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied and the Opinion of Counsel referred to in Section 10.2(i)(1) has been delivered. The owner Trustee and the Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's or the Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

                  Section 10.2. Protection of Title to Trust. (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the interests of the Trustee in the Mortgage Loans and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Owner Trustee and the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                  (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the owner Trustee and the Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                  (c) Each of the Seller and the Servicer shall have an obligation to give the owner Trustee and the Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Mortgage Loans, and its principal executive office, within the United States of America.

                  (d) The Servicer shall maintain accounts and records as to each mortgage Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Mortgage Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Mortgage Loan and the amounts from time to time deposited in the Collection Account in respect of such Mortgage Loan.

                  (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Mortgage Loans, the Servicer's master computer records (including any backup archives) that refer to a Mortgage Loan shall indicate clearly the interest of the Issuer and the Trustee in such Mortgage Loan and that such Mortgage Loan is owned by the Issuer and has been pledged to the Trustee. Indication of the Issuer's and the Trustee's interest in a Mortgage Loan shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Mortgage Loan shall have been paid in full or repurchased by the Seller or purchased by the Servicer.

                  (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in mortgage loans to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Mortgage Loan, shall indicate clearly that such mortgage Loan has been sold and is owned by the Issuer and has been pledged to the Trustee.

                  (g) The Servicer shall permit the Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Mortgage Loan.

                  (h) Upon request at any time the Owner Trustee or the Trustee shall have reasonable grounds to believe that such request is necessary in connection with the performance of its duties under this Agreement or any of the Basic Documents, the Servicer shall furnish to the Owner Trustee or to the Trustee, within five Business Days, a list of all Mortgage Loans (by contract number and name of mortgagor) then held as part of the Trust, together with a reconciliation of such list to the Mortgage Loan Schedule and to each of the Servicer's Certificates furnished before such request indicating removal of Mortgage Loans from the Trust.

                  (i) The Servicer shall deliver to the Owner Trustee and the
Trustee:

                  (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Trustee in the Mortgage Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

                  (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Trustee in the Mortgage Loans, and reciting the details of such filings or referring to prior opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

                  Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

                  (j) The Seller shall, to the extent required by applicable law, cause the Certificates and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

                  Section 10.3. Notices. All demands, notices and communications upon or to the Seller, the Servicer, the Owner Trustee, the Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, sent by overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Servicer to Chevy Chase Bank, F.S.B., 7501 Wisconsin Avenue, Bethesda, Maryland 20814, Attention __________________, (b) in the case of the Seller to [Name of Seller], [Address of Seller], Attention __________________, telecopy ____________, (c) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement), (d) in the case of the Trustee, at the Corporate Trust Office, (e) in the case of Moody's, to Moody's Investors Service, Inc., to 99 Church Street, New York, New York 10004, Attention of Asset Backed Securities Group, (f) in the case of Standard & Poor's, to Standard & Poor's Ratings Group, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department and (g) in the case of Fitch, to Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004, Attention of _________.]

                  Section 10.4. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 5.4 and 6.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer.

                  Section 10.5. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Seller, the Servicer, the Issuer, the Owner Trustee and for the benefit of the Certificateholders (including the holder of the GP Interest), the Trustee and the Noteholders' as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                  Section 10.6.  Severability. Any provision of this
Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 10.7. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 10.8.  Headings. The headings of the various
Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  Section 10.9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [NEW YORK], WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 10.10. Assignment to Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Mortgage Loans and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Trustee.

                  Section 10.11. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

                  Section 10.12. Limitation of Liability of Owner Trustee and Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by [Name of Owner Trustee] not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall [Name of Owner Trustee] in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

                  (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by _________________ not in its individual capacity but solely as Trustee and in no event shall ___________________ have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                  Section 10.13.  Independence of the Servicer. For all
purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

                  Section 10.14. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Servicer and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                 CHEVY CHASE HOME LOAN TRUST 20____ - __

                                 By:
                                    -----------------------------------------
                                    not in its individual capacity but solely
                                    as Owner Trustee on behalf of the Trust,

                                 By:
                                    -----------------------------------------
                                    Name:
                                    Title:

                                 CHEVY CHASE BANK, F.S.B., Servicer

                                 By:
                                    -----------------------------------------
                                    Name:
                                    Title:

                                 [Name of Seller], Seller

                                 By:
                                    -----------------------------------------
                                    Name:
                                    Title: